GROUP 2

Collateral Stratification Report
MASTR 2003-9

Pool Summary
Number of Loans: 810
Aggregrate Scheduled Principal Balance: $387,315,201
Minimum Scheduled Principal Balance: $87,917
Maximum Scheduled Principal Balance: $1,498,471
Average Scheduled Principal Balance: $478,167
Minimum Mortgage Interest Rate: 4.875%
Maximum Mortgage Interest Rate: 7.750%
WA Mortgage Interest Rate: 5.661%
Minimum Remaing Scheduled Term: 240
Maxinum Remaining Scheduled Term: 360
WA Remaining Scheduled Term: 359
Minimum Original LTV: 15.49%
Maximum Original LTV: 95.00%
WA Original LTV: 67.47%

Top 10 States	# of Loans	Aggregate Balance	% of Aggregate Balance
California	407	$202,479,487	52.28%
Virginia	64	28,453,560	7.35
Maryland	62	28,444,194	7.34
Illinois	58	27,241,099	7.03
New York	36	16,145,073	4.17
New Jersey	38	15,605,839	4.03
Florida	23	10,983,327	2.84
Colorado	19	9,951,366	2.57
Massachusetts	18	8,018,534	2.07
District Of Columbia	15	6,907,532	1.78
Other	70	33,085,190	8.54
Total:	810	$387,315,201	100.00%

Range of Original Principal Balances	# of Loans	Aggregate Balance	% of Aggregate Balance

$200,000 or less	7	$1,029,934	0.27%
$200,001 - $250,000	4	901,772	0.23
$250,001 - $300,000	4	1,134,054	0.29
$300,001 - $350,000	56	18,962,873	4.90
$350,001-$400,000	199	75,267,156	19.43
$400,001 - $450,000	151	63,810,173	16.47
$450,001-$500,000	130	61,977,455	16.00
$500,001 - $550,000	75	39,634,536	10.23
$550,001 - $600,000	58	33,321,007	8.60
$600,001 - $650,000	71	45,338,055	11.71
$650,001 - $700,000	15	10,227,598	2.64
$700,001 - $750,000	9	6,674,713	1.72
$750,001-$800,000	7	5,494,156	1.42
$800,001 - $850,000	3	2,456,629	0.63
$850,001 - $900,000	4	3,523,000	0.91
$900,001 - $950,000	1	938,108	0.24
$950,001 - $1,000,000	12	11,916,640	3.08
$1,000,001 or more	4	4,707,343	1.22
Total:	810	$387,315,201	100.00%
Average Original Bal: 479,189

Range of Loan Interest Rates	# of Loans	Aggregate Balance	% of Aggregate Balance

4.751%-4.875%	3	$1,372,639	0.35%
4.876% - 5.000%	7	3,618,150	0.93
5.001% - 5.125%	5	2,235,121	0.58
5.126% - 5.250%	35	15,657,187	4.04
5.251% - 5.375%	85	40,343,407	10.42
5.376% - 5.500%	175	86,072,362	22.22
5.501% - 5.625%	126	60,355,366	15.58
5.626% - 5.750%	162	79,079,104	20.42
5.751% - 5.875%	126	60,106,943	15.52
5.876% - 6.000%	45	20,425,265	5.27
6.001% - 6.125%	12	5,670,279	1.46
6.126% - 6.250%	15	6,819,051	1.76
6.251% - 6.375%	5	2,400,437	0.62
6.376% - 6.500%	5	1,658,196	0.43
6.501% - 6.625%	1	334,704	0.09
6.626% - 6.750%	1	286,153	0.07
7.001% - 7.125%	1	381,188	0.10
7.626% - 7.750%	1	499,647	0.13
Total:	810	$387,315,201	100.00%
Weighted Average: 5.661%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

P:\MBS\CAS\CasMaster_gc2.cas

Sep 16, 2003 10:55

Collateral Stratification Report
MASTR 2003-9

Range of Original Loan to Value	Ratios # of Loans	Aggregate Balance	% of Aggregate Balance

50.00% or less	81	$41,338,573	10.67%
50.01% - 55.00%	44	21,617,683	5.58
55.01% - 60.00%	71	35,574,613	9.18
60.01% - 65.00%	85	41,085,896	10.61
65.01% - 70.00%	115	57,039,527	14.73
70.01% - 75.00%	106	51,556,572	13.31
75.01% - 80.00%	284	129,718,884	33.49
80.01% - 85.00%	4	1,828,989	0.47
85.01% - 90.00%	12	4,716,524	1.22
90.01% - 95.00%	8	2,837,940	0.73
Total:	810	$387,315,201	100.00%
Weighted Average: 67.47

Property Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Single Family	617	$295,167,693	76.21%
Planned Unit Development	148	70,668,727	18.25
Condominium	24	11,879,410	3.07
Two- to Four Family	18	8,338,467	2.15
Townhouse	3	1,260,903	0.33
Total:	810	$387,315,201	100.00%

Loan Purpose	# of Loans	Aggregate Balance	% of Aggregate Balance
Rate & Term Refinance	479	$231,042,592	59.65%
Purchase	179	84,872,221	21.91
Cash Out Refinance	151	70,973,512	18.32
Construction to Perm	1	426,876	0.11
Total:	810	$387,315,201	100.00%

Occupancy Status	# of Loans	Aggregate Balance	% of Aggregate Balance
Primary	782	$374,964,614	96.81%
Secondary	17	7,905,803	2.04
Investor	11	4,444,784	1.15
Total:	810	$387,315,201	100.00%

Remaining Term to Maturity (Months)	# of Loans	Aggregate Balance %	of Aggregate Balance
240-299	2	$906,712	0.23%
300-359	485	238,162,720	61.49
360 >=	323	148,245,769	38.28
Total:	810	$387,315,201	100.00%
Weighted Average: 359

P:\MBS\CAS\CasMaster_gc2.cas

Sep 16, 2003 10:55

Geographic Distribution	# of Loans	Aggregate Balance	% of Aggregate Balance
California	407	$202,479,487	52.28%
Virginia	64	28,453,560	7.35
Maryland	62	28,444,194	7.34
Illinois	58	27,241,099	7.03
New York	36	16,145,073	4.17
New Jersey	38	15,605,839	4.03
Florida	23	10,983,327	2.84
Colorado	19	9,951,366	2.57
Massachusetts	18	8,018,534	2.07
District Of Columbia	15	6,907,532	1.78
Connecticut	10	4,981,654	1.29
Texas	11	4,560,712	1.18
Arizona	5	2,904,378	0.75
Ohio	6	2,541,299	0.66
Wisconsin	4	2,039,555	0.53
Indiana	4	1,876,707	0.48
South Carolina	3	1,686,924	0.44
Michigan	4	1,665,340	0.43
Minnesota	3	1,623,233	0.42
Georgia	4	1,602,928	0.41
Washington	2	1,347,269	0.35
New Mexico	2	952,563	0.25
Missouri	2	850,628	0.22
Pennsylvania	2	839,000	0.22
Oregon	2	784,796	0.20
Kentucky	1	599,343	0.15
Louisiana	1	482,838	0.12
Maine	1	474,492	0.12
North Carolina	1	444,360	0.11
Nevada	1	428,552	0.11
Tennessee	1	398,618	0.10
Total:	810	$387,315,201	100.000/0

Top Zip	# of Loans	Aggregate Balance %	of Aggregate Balance
90266	8	$4,454,438	1.15%
Other	802	382,860,762	98.85
Total:	810	$387,315,201	100.00%

P:\MBS\CAS\CasMaster_gc2.cas

Sep 16, 2003 10:55

Collateral Stratification Report
MASTR 2003-9

Document Type	# of Loans	Aggregate Balance	% of Aggregate Balance
Full	531	$250,627,410	64.71%
Reduced	194	98,548,397	25.44
Streamlined	35	17,201,313	4.44
Asset Only	13	7,217,099	1.86
Alternative	10	4,685,327	1.21
No Ratio	13	4,132,374	1.07
Stated Doc	9	3,707,593	0.96
No Doc	4	771,187	0.20
Income Only	1	424,500	0.11
Total:	810	$387,315,201	100.000/0

Credit Scores	# of Loans	Aggregate Balance %	of Aggregate Balance
601-650	29	$13,553,553	3.50%
651-700	147	67,010,332	17.30
701-750	256	125,259,045	32.34
751-800	361	173,799,798	44.87
801-850	17	7,692,473	1.99
Total:	810	$387,315,201	100.00%
Weighted Average: 738

Loan Seller	# of Loans	Aggregate Balance	% of Aggregate Balance
American Home Mortgage	74	$33,793,983	8.73%
Bank One	34	16,116,144	4.16
Bank of America	256	128,538,998	33.19
Chevy Chase Bank	110	51,608,007	13.32
Countrywide Home Loans	31	14,889,450	3.84
First Financial	34	12,689,338	3.28
First Magnus	15	7,095,996	1.83
Mid-America	28	12,924,568	3.34
Mortgage IT	114	51,902,532	13.40
Mortgage Store	31	14,963,763	3.86
Nexstar	9	4,624,300	1.19
Wamu	74	38,168,122	9.85
Total:	810	$387,315,201	100.000/0

P:\MBS\CAS\CasMaster_gc2.cas

Sep 16, 2003 10:55

Collateral Stratification Report
MASTR 2003-9

Originator	# of Loans	Aggregate Balance	% of Aggregate Balance
American Home Mortgage	85	$38,766,483	10.01%
Bank One	34	16,116,144	4.16
Bank of America	256	128,538,998	33.19
Chevy Chase Bank	110	51,608,007	13.32
Countrywide Home Loans	31	14,889,450	3.84
First Financial	34	12,689,338	3.28
First Magnus	15	7,095,996	1.83
Greenpoint Mortgage Corporation	40	21,441,207	5.54
Mid-America	28	12,924,568	3.34
Mortgage IT	114	51,902,532	13.40
Mortgage Store	31	14,963,763	3.86
Nexstar	9	4,624,300	1.19
Principal Residential Mortgage, Inc	23	11,754,415	3.03
Total:	810	$387,315,201	100.00%

Servicer	# of Loans	Aggregate Balance	% of Aggregate Balance
Bank One	34	$16,116,144	4.16%
Bank of America	256	128,538,998	33.19
Countrywide Funding	31	14,889,450	3.84
GMAC Mortgage	49	19,785,334	5.11
MIDAMERICA	28	12,924,568	3.34
Nextstar	9	4,624,300	1.19
Wamu	74	38,168,122	9.85
Wells Fargo	329	152,268,286	39.31
Total:	810	$387,315,201	100.00%

P:\MBS\CAS\CasMaster_gc2.cas

Sep 16, 2003 10:55